UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2017

ALJ Regional Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37689	13-4082185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Madison Avenue, PMB #358 New York, NY		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 883-0083

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On May 15, 2017, Faneuil, Inc. (“Faneuil”), a wholly owned subsidiary of ALJ Regional Holdings, Inc. (“ALJ” or the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) by and among Faneuil, Vertex Business Services LLC (“Vertex”) and the Company (solely with respect to certain sections of the Purchase Agreement).

Pursuant to the terms and subject to the conditions of the Purchase Agreement, Faneuil will acquire certain assets and assume certain liabilities from Vertex in respect of Vertex’s BPO and contact center operations. As consideration for the acquisition, Faneuil will pay an aggregate purchase price of  $13,000,000 consisting of (i) $8,132,392 in cash consideration, subject to customary net working capital adjustments at closing, and (ii) 1,466,667 shares of the Company’s common stock in stock consideration, valued using the thirty-day weighted-average closing price of $3.32 per share.  Faneuil will place 391,566 shares of the Company’s common stock issued as stock consideration in an escrow account at closing to secure any Vertex obligation to indemnify Faneuil for breaches by Vertex of its representations and warranties and covenants under the Purchase Agreement, or potentially in the event of any working capital adjustment in favor of Faneuil.

The Purchase Agreement contains customary representations, warranties and covenants, including covenants regarding acquiring required consents prior to the closing. Faneuil and ALJ expect to secure financing for the acquisition by entering into an amendment to the financing agreement with Cerberus Business Finance, LLC, to make certain adjustments to the covenants under the financing agreement to allow for a one time waiver and to reflect the consolidated business of ALJ following the closing.  The Purchase Agreement also contains customary termination rights for each of Faneuil and Vertex prior to the closing date.

The foregoing description of the Purchase Agreement is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

The representations, warranties, covenants and agreements of Faneuil and Vertex contained in the Purchase Agreement have been made (i) only for purposes of the Purchase Agreement, (ii) have been qualified by confidential disclosures made to the other party in disclosure schedules delivered in connection with the Purchase Agreement, (iii) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement, and (v) have been included in the Purchase Agreement for the purpose of allocating risk between the parties rather than establishing matters as fact. Accordingly, the Purchase Agreement is included as an exhibit to this Current Report on Form 8-K only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding Vertex or Faneuil. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of Vertex, Faneuil or any of its subsidiaries or affiliates. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in ALJ’s public disclosures.

ITEM 7.01. Regulation FD Disclosure.

On May 16, 2017, the Company and Faneuil issued a news release announcing the Purchase Agreement. The full text of the news release is furnished as Exhibit 99.1 and incorporated in its entirety herein by reference.

The information under this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 hereto shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement of the issuer, except as shall be expressly set forth by specific reference in such filing.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes statements regarding our assumptions, projections, expectations, targets, intentions or beliefs about future events or other statements that are not historical facts. Words or phrases such as “will,” “would,” “expects” or similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding ALJ’s expectations regarding completion of the acquisition and the business and operations of Faneuil. These forward-looking statements are based on current assumptions and predictions and are subject to numerous risks and uncertainties. Actual results or events could differ materially from those set forth or implied by such forward-looking statements and related assumptions due to certain factors, including, without limitation, the risks set forth in our annual report on Form 10-K, quarterly reports on Form 10-Q and periodic reports filed with the U.S. Securities and Exchange Commission and available through EDGAR on the SEC’s website at www.sec.gov.

Any forward-looking statements included in this Form 8-K are made as of the date hereof, based on information available to us as of the date hereof, and we assume no obligation to update any forward-looking statements.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

 (d) Exhibits

EXHIBIT NO.	DESCRIPTION

2.1	Asset Purchase Agreement, dated as of May 15, 2016, by and among Vertex Business Services LLC, Faneuil, Inc., and ALJ Regional Holdings, Inc.
99.1	News Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALJ Regional Holdings, Inc.

May 16, 2017	By:	/s/ T. Robert Christ
T. Robert Christ
Chief Financial Officer (Principal Financial Officer)